SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported: June 30, 2005)


                                   TEAM, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Texas                             0-9950                74-1765729
      ----------                        ----------            --------------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                       Identification No.)




                                200 Hermann Drive
                               Alvin, Texas 77511
              (Address of principal executive offices and zip code)




               Registrant's telephone number, including area code
                                 (281) 331-6154
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ITEM 8.01 - OTHER EVENTS

In a meeting held on June 30, 2005, the Board of Directors of Team, Inc. voted to increase the compensation of any Board member who serves as the Chair of the Audit Committee of the Board by the amount of $10,000 per year.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TEAM, INC.



                                           By:      /s/ Gregory T. Sangalis
                                                    --------------------------
                                                        Gregory T. Sangalis
                                                        Senior Vice President -
                                                        Law & Administration


Date: July 5, 2005